UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cracker Barrel Old Country Store, Inc. (the “Company”) used the following investor presentation in meetings with investors beginning on April 4, 2014. This investor presentation was also posted to the “Proxy Contest” section of the Company’s Investor Relations website, investor.crakerbarrel.com.

Generating Shareholder Value By Continuing to Deliver an Outstanding Guest Experience Spring 2014 – Investor Presentation

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the special meeting of Cracker Barrel's shareholders to be held on April 23, 2014. On
March 21
, 2014, Cracker Barrel filed a definitive proxy statement (the “Proxy Statement”) with the
U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY
ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY
CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY
WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.
Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy
Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.
Important Additional Information
st

Table of Contents
I.    Situation Overview and Why We Urge You to Vote Against Both Proposals
II.    Delivering Strong Shareholder Performance Through Focused Execution
Appendix A:  Supplemental Information

W
S

COARSE GROUND GRITS
Pancake
Coffee

Cracker Barrel
Old Country Store

I. Situation Overview and Why We Urge You to Vote Against Both Proposals

Despite Biglari’s Overwhelming Proxy Losses and the
Company’s Continued Strong Business Performance… We Are
Here, Again…
Generating superior returns for shareholders – Delivered ~24% in Total Shareholder Return in the last twelve months and ~160%
since the initial announcement of its six strategic priorities in September 2011
Returning ~$104mm in cash dividends to its shareholders since the beginning of fiscal year 2012 and tripling the quarterly dividend since September 2011 4
Returning ~$31mm in cash through share repurchases since the beginning of fiscal year 2012 4
Nine consecutive quarters of outperforming the Knapp-Track    casual dining index
Leader in nine of ten categories according to 2013 Technomic Consumer Restaurant Brand Metrics Study
Source:  Public filings, Technomic, and Bloomberg as of 28-Mar-2014
Note: See appendix for additional details on Technomic Consumer Restaurant Brand Metrics Study and other industry recognitions.
(1)      Percentages based on number of shares voted excluding shares controlled by Biglari.
(2)      Total Shareholder Return calculated by share price appreciation and dividends paid (assumes dividends paid are re-invested into the stock (purchasing more shares) on the ex-dividend date).
(3)      12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011.
(4)      Figures through CBRL’s fiscal Q2 2014.
2011 2012 2013
$20 Special
Dividend Vote:
~90% Against
~8% For
~ 2% Abstentions
Despite Being Rejected by a Significant Margin of Votes Cast by CBRL Shareholders in Each of the Last Three Years,
Sardar Biglari Remains Insistent in His Campaign Against Cracker Barrel…
…While CBRL Continues to Deliver Strong Performance for Shareholders
Biglari
Nominees
~26%
Cracker
Barrel
Nominees
~74%
Cracker
Barrel
Nominees
~90%
Biglari
Nominees
~10%
Biglari
Nominees
~8%
Cracker
Barrel
Nominees
~92%
1 1 1
TM

2

…And Biglari’s Recent Public Statements Show a Questionable
Shift in Narrative
What Biglari Said Before
2011 – 2013
Source:  Public filings
What Biglari Says Now
2014
“Our intention was that even if we
were to purchase additional stock, we
would keep ownership well under
20%.”
“Biglari Holdings is not seeking to
acquire control of Cracker Barrel.
Furthermore, under Tennessee law,
there are strict antitakeover laws.”
“[W]e have been clear about our
agenda: We are interested in making
money, not controlling the Company.”
“If a sale of Cracker Barrel were
approved by the Board, we would also
be willing to submit a bid to purchase
the Company under a structure that
would allow current shareholders the
opportunity to participate in the
Company’s future performance.”
“…we have stated our willingness to
enter into discussions to acquire the
Company in a transaction that we give
credit to as in the best interests of all
shareholders.”

Proposal #1:  Why You Should Vote Against Pursuing All
Potential Extraordinary Transactions
Background
The Board Recommends That You Vote AGAINST This Proposal
As shown on Slide 4, at each of the last three annual meetings of the Company’s shareholders, Biglari nominees have been defeated by significant and increasing margins
Moreover, just months ago, at the 2013 Annual Meeting in November 2013, the Company’s shareholders also voted, by a wide margin, against a non-binding proposal publicly made by Biglari recommending that the Board approve the payment of a $20 per share cash special dividend to all shareholders
Yet, despite Biglari’s history of repeated, significant losses in its proxy contests at the Company’s annual meetings, Biglari seems bound and determined to force yet another meeting on the Company
The Company has delivered strong operational performance and shareholder returns that the Board believes are exceptional relative to the Company’s peers over the last two and a half fiscal years
The Board believes that Biglari’s demand for a special meeting may be motivated by Biglari’s self-interest in seeking to achieve full liquidity of its investment through a single extraordinary transaction rather than the long-term interests of all shareholders
The Board believes that the interests of all shareholders are best served by the management team continuing to focus on the execution of the Company’s current operational and strategic plan
Since the Company’s announcement of its strategic priorities in September 2011, the Company has delivered total shareholder return of approximately 160%, which consisted of approximately 144% growth in the Company’s stock price and approximately 16% in quarterly dividends paid
The Board believes that the interests of a single shareholder should not take priority over the long-term interests of ALL shareholders
Publicly undertaking a sale process at this time would disrupt the Company's progress, which could damage the long-term value of the
Company

Why You Should Vote AGAINST This Proposal

Proposal #2: Why You Should Vote Against the Proposal for the
Company to "Take Any Action Necessary" to Amend the
Tennessee Business Corporation Act
The provision of Tennessee law that Biglari desires to amend restricts shareholders holding 10% or more of the voting securities of a publicly traded Tennessee corporation from engaging in business combinations with that corporation for a period of five years following the date on which the shareholder acquired the securities crossing the 10% threshold
Biglari crossed the 10% threshold with its CBRL share purchases in January 2012
In a letter to the Company’s Chairman, Biglari requested that the Board support its efforts to seek to amend applicable Tennessee law to allow Biglari to seek to acquire the Company as part of a sale process
Why You Should Vote AGAINST This Proposal
Before acquiring a 10% stake in the Company’s common stock, Biglari had the opportunity either to make an offer directly to the Company’s shareholders or to approach the Board about a possible business combination transaction, but chose not to do either
In all three proxy contests, Biglari has vehemently denied any intent to acquire control of the Company and, in fact, repeatedly cited the Tennessee law’s prohibition as evidence to try to refute the Board’s concerns about Biglari’s intentions
The Board does not have the power to amend Tennessee law
The Board believes that the interests of all shareholders are best served by the management team continuing to focus upon the execution of the Company’s current operational and strategic plan, rather than engaging in a time consuming and potentially expensive lobbying effort
Moreover, there appears to be no evidence to suggest that Biglari has taken any steps of its own to seek an amendment;
given the Tennessee legislative calendar, we believe at this point any proposed amendment could not be considered by the Tennessee legislature until 2015 at the earliest
Background
The Board Recommends That You Vote AGAINST This Proposal

W
S

COARSE
GROUND
GRITS
BUTTERMILK
Pancake
MIX
Coffee

Cracker Barrel

Old Country Store

II. Delivering Strong Shareholder Performance Through Focused Execution

Since Initial Announcement of Strategic Priorities In 2011,
CBRL’s Share Price Is Up 144%...
Source:  Public filings, Bloomberg, and IBES as of 28-Mar-2014
Note:  12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011. Proxy fight related annotations shaded green. Exceeds / Misses IBES indicates whether quarterly Adj. EPS beat IBES consensus median estimates.  Outperforms / Underperforms Knapp-Track™ indicates whether Quarterly Comparable Restaurant
Sales outperformed the Knapp-Track™ casual dining index.
(1)
Percentages based on number of shares voted excluding shares controlled by Biglari.
$39.86
$ 97.22
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
Sep-2011 Feb-2012 Jul-2012 Dec-2012 May-2013 Oct-2013 Mar-2014
12-Sep-2011 to 28-Mar-2014
13-Sep-2011
New CEO Sandy
Cochran announces
Strategic Priorities
22-Nov-2011
CBRL Q1 2012
Results:
Exceeds IBES
Underperforms
P
Knapp-Track™
20-Dec-2011
A majority of votes cast
by shareholders (~74%
of non-Biglari shares) 1
are for CBRL's slate of
directors
19-Sep-2012
CBRL Q4 and FY
2012 Results:
Exceeds IBES
Outperforms
P
Knapp-Track™
13-Nov-2013
A majority of votes cast by shareholders (~92% of non-
Biglari shares)¹ are for CBRL's slate of directors. A
majorty of votes cast by shareholders (~90% of non-
Biglari shares) 1 are against a $20 per share special
dividend
29-Nov-2012
CBRL Q1 2013
Results:
Exceeds IBES
Outperforms
P
26-Feb-2013
CBRL Q2 2013
Results:
Exceeds IBES
Outperforms
P
Knapp-Track™
18-Sep-2013
CBRL Q4 and FY
2013 Results:
Exceeds IBES
Outperforms
P
Knapp-Track™
15-Nov-2012
A majority of votes cast by
shareholders
(~90% of non-Biglari shares)   are
1
for CBRL's slate of directors, an
even higher percentage than 2011
26-Nov-2013
CBRL Q1 2014
Results:
Exceeds IBES
Outperforms
P
Knapp-Track™
03-Jun-2013
CBRL Q3 2013 Results:
Exceeds IBES
Outperforms
P Knapp-Track™
21-Feb-2012
CBRL Q2 2012
Results:
Exceeds IBES
Outperforms
P
Knapp-Track™
22-May-2012
CBRL Q3 2012
Results:
Exceeds IBES
Outperforms
P
Knapp-Track™
25-Feb-2014
CBRL Q2 2014
Results:
Exceeds IBES
Outperforms
P
Knapp-Track™

Knapp-Track™

Cracker Barrel Peer Set S&P 500 Restaurant Index S&P 600 Restaurant Index S&P 1,500 Restaurant Index S&P 500 Index
…Outperforming Benchmarks…
Source:  Bloomberg as of 28-Mar-2014
Note:  12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011. Peer Set includes BH, BOBE, EAT, CAKE, DRI, DENN, RT, TXRH. S&P 500 Restaurant
Index includes the restaurant companies in the S&P 500 Index:  CMG, DRI, MCD, SBUX, YUM.  S&P 600 Restaurant Index includes the restaurant companies in the S&P 600 Index:  BJRI,
BH, BWLD, CEC, CBRL, DIN, JACK, PZZA, RRGB, RT, RUTH, SONC, TXRH.  S&P 1,500 Restaurant Index includes the restaurant companies in the S&P 1,500 Index:  BJRI, BH, BOBE,
EAT, BWLD, CEC, CAKE, CMG, CBRL, DRI, DIN, DPZ, JACK, MCD, PNRA, PZZA, RRGB, RT, RUTH, SONC, SBUX, TXRH, WEN, YUM. All indices market capitalization weighted.
144%
114%
55%
60%
45%
37%
70%
100%
130%
160%
190%
220%
250%
280%
Sep-2011 Apr-2012 Dec-2012 Jul-2013 Mar-2014
12-Sep-2011 to 28-March-2014

…Driving Significant Shareholder Value
Source:  Public filings and Bloomberg
Note: 12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011. Years relate to CBRL fiscal years.  Figures through CBRL’s fiscal Q2 2014.
($ in millions)
$ 916
$ 1,442
$ 104
$ 31
$ 2,492
CBRL Equity
Market Cap.
Increase in
CBRL Equity
Market Cap.
12-Sep-2011 31-Jan-2014
Total
Shareholder
Value
Dividends Paid
Shares
Repurchased
$1,577

Share Price Appreciation
Dividend Contribution
160.2%
16.3%
143.9%
172.7%
14.8%
157.9%
101.1%
10.3%
90.8%
85.6%
11.9%
73.7%
84.1%
84.1%
82.2%
78.1%
74.7%
74.7%
29.0%
12.4%
16.6%
(29.1)%
(29.1)%
Median Total Shareholder Return = 83.2%
12-Sep-2011 to 28-Mar-2014
Cracker Barrel
Brinker International
Texas Roadhouse
Bob Evans
Denny's
The Cheesecake Factory
Biglari Holdings Inc.
Darden
Ruby Tuesday

CBRL’s Total Shareholder Return Since Announcement of
Strategic Priorities Is Almost Double The Peer Median
Source:  Bloomberg as of 28-Mar-2014
Note:  Total Shareholder Return calculated by share price appreciation and dividends paid (assumes dividends paid are re-invested into the stock (purchasing more shares) on the ex-dividend date).  12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011.

Cracker Barrel vs. Knapp-Track
Consistent Outperformance of Peers in Comparable Store
Restaurant Sales is an Important Driver of Our Business
Momentum
Cracker Barrel Comparable
Restaurant Sales
(1.6)% 3.5% 3.1% 3.8% 3.3% 3.3% 3.1% 2.6% 2.8% (0.6)%
Knapp-Track™
Casual Dining
Index Comparable Sales
0.9% 2.2% 1.0% 0.3% (0.3)% (0.9)% 0.0% (1.9)% (1.3)% (2.6)%
(2.5)%
1.3%
2.1%
3.5%
3.6%
4.2%
3.1%
4.5%
4.1%
2.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2012
2013
2014
Outperformed Knapp-Track   Casual Dining Index For The Last Nine Quarters
Source:  Public filings and Knapp-Track™
Note:
Knapp-Track™
Casual Dining Index Comparable Sales figure is an approximation based on respective weekly averages.   Quarters relate to Cracker Barrel’s fiscal  year.
TM
TM

We Are Keenly Focused on Our Updated Business Priorities to
Continue Driving Performance…
Focus on Better-For-You menu
additions and reinforce everyday
value
Introduced Better-For-You menu items with our
Wholesome Fixin's program launch
Increase value proposition with menu and process
adjustments designed to increase overall guest
satisfaction while maintaining our affordable price points
Continue messaging in support of
the brand, menu and merchandise
Continue “Handcrafted” marketing campaign with
additional national television during the first quarter to
support the Wholesome Fixin's launch
Drive retail sales with quality,
depth and breadth of the
merchandise assortment
Increase the quality and number of themes
Create consistency with promotions and inventory
pipeline to smooth the sales curve
Focus on improving operations
and margins by applying
technology and process
improvements
Evolve the employee and guest experiences
Implement technology to improve through-put,
efficiencies and food quality
Streamline processes to increase labor productivity
Maximize long-term total
shareholder value
Grow the sustainable quarterly dividend over time
Reinvest capital in the business to support existing
stores and expand the footprint with modest new unit
growth
Extend the brand outside the four walls

ENHANCE
THE CORE

EXPAND
THE FOOTPRINT

EXTEND
THE BRAND

…While Staying True To Our Core Mission Since 1969
An Outstanding
Employee Experience
An Outstanding
Guest Experience
Improved
Sales & Traffic
Grow same store sales
with menu
development and
retail merchandise
that meet
guests’ evolving needs and
reinforce the brand
Maintain our marketing
message of quality and value
and deliver a consistent guest
experience while improving
margin
Evolve the store prototype to increase
new unit profitability
Moderate new store growth with a
continued focus on best locations and
consistent execution
Create long-term value
through new
revenue  streams
Extend the power of the Cracker
Barrel brand beyond the physical
stores
Pleasing People

We Believe You Should Vote Against These Proposals
We have accomplished a great deal over two and a half years and have the right Board and management team in place to continue executing against our stated priorities
The Company has delivered strong operational performance and shareholder returns that the
Board believes are exceptional relative to the Company’s peers
We believe that Biglari’s recent demand for a special meeting may be motivated by the self-
interest of Biglari in seeking to achieve full liquidity of its investment through a single extraordinary transaction – and we believe that the interest of a single shareholder should not take priority over the long-term interests of ALL shareholders
The Board believes that the interests of all shareholders are best served by the management team continuing to focus upon the execution of the Company’s current operational and strategic plan

COARSE GROUND GRITS
Pancake
Coffee

Cracker Barrel
Old Country Store

Appendix A: Supplemental Information

1st										
	1st										
	1st										
	1st										
	1st										
	1st										
	1st										
	1st										
	1st

Technomic Consumer Brand Metrics Study
¹ 40¹ 42¹ 39¹ 40¹ 44¹
Pleasant, Friendly Service 78
67¹ 74¹ 68¹ 63¹ 66¹ 73¹ 76 75 67¹
Food Taste & Flavor 73 60¹ 65¹ 61¹ 54¹ 60¹ 69¹ 72 74 62¹
Brands
A B C D E F G H I
Rank % % % % % % % % % %
Food Quality 73 59¹ 64¹ 58¹ 52¹ 58¹ 68¹ 69¹ 71 59¹
Menu Variety 65
51¹ 56¹ 50¹ 53¹ 57¹ 57¹ 54¹ 63 52¹
Availability of Healthy Options 53 46¹ 49¹ 39¹ 40¹ 44¹ 47¹ 42¹ 48¹ 29¹
Welcoming, Comfortable Atmosphere 72
56¹ 60¹ 54¹ 45¹ 50¹ 62¹ 64¹ 63¹ 50¹
Kid - Friendly 62 45¹ 53¹ 43¹ 47¹ 51¹ 46¹ 41¹ 43¹ 51¹
Portion for Price Paid 66 53¹ 57¹ 51¹ 51¹ 53¹ 59¹ 54¹ 56¹ 51¹
Ability to Provide Value Through High -
Quality Menu Items
58
43¹ 50¹ 43¹ 40¹ 43¹ 49¹ 50¹ 51¹ 46¹
Prices Relative to Other, Similar
Restaurants
56 41¹ 44¹ 39¹ 41
Leader in Nine of Ten Categories
Source:  Technomic Consumer Restaurant Brand Metrics Study Q1 2011 – Q4 2013
Note:  Brands include:  Applebee’s, Bob Evans, Chili’s, Denny’s, IHOP, Olive Garden, Outback, Red Lobster, and Steak ‘n Shake.
(1) Rating significantly lower than Cracker Barrel at the 95 level of confidence (Base: approx. 1440 respondents per chain).
2
nd

Cracker Barrel Old Country Store

TECHNOMIC

ZAGAT

Forbes

Choice in Chains

READERS' CHOICE

Selected Industry Recognitions
Winner in Food and Beverage category among all full service chains – Technomic’s 2013
Inaugural Chain Restaurant Consumers’ Choice Awards
Top of the Full-Service Restaurants in Casual and Family Dining – Consumer Brand
Metrics Program, Technomic, Inc.
“Best Breakfast” among Family Dining Chains – Zagat’s 2010 & 2011 Consumer Surveys
Named one of Forbes’ America's 100 Most Trustworthy Companies in 2014
Top “Family Dining” Chain for 19 Consecutive Years in “Choice in Chains” Annual
Consumer Survey – Restaurants & Institutions Magazine
Best National Restaurant Chain in Readers’ Choice awards – Packaged Travel Insider
Gold Award – Courier Magazine’s Favorite Group Friendly Restaurant – NTA Tour
Operators

Cracker Barrel Old Country Store

BIGLARI HOLDINGS INC.

Bob Evans FARMS

The Cheesecake Factory

DARDEN

Denny's

Ruby Tuesday

TEXAS

Ticker Company Name Logo
BH Biglari Holdings
BOBE Bob Evans Farms
EAT Brinker International
CAKE The Cheesecake Factory
DRI Darden Restaurants
DENN Denny’s Corporation
RT Ruby Tuesday
TXRH Texas Roadhouse
For purposes of consistency, we are
using the same peer set as previously
shown in 2012 and 2013 Annual
Meeting related investor presentations
We believe this subset of casual and
family dining restaurants represents the
most comparable set of companies to
benchmark Cracker Barrel’s operational
performance
– Leading casual / family dining
concepts
– Operational comparability
– Similar scale
– Geographical proximity
A Note on Peer Set Used for Benchmarking
Peer Set Rationale for Inclusion

Cracker Barrel Old Country Store

BJ's		✓	✓
BIGLARI HOLDINGS INC.		✓	✓
Bob Evans FARMS			✓
Buffalo Wild Wings		✓	✓
The Cheesecake Factory			✓
Cracker Barrel		✓	✓
Chuck E. Cheese's		✓	✓
[illegible]	✓		✓
dineEquity		✓	✓
Domino's			✓
DARDEN	✓		✓
[illegible]			✓

Jack in the Box		✓	✓
[illegible]	✓		✓
Panera Bread			✓
Papa John's		✓	✓
Red Robin		✓	✓
Ruby Tuesday		✓	✓
RUTH'S HOSPITALITY GROUP		✓	✓
[illegible]	✓		✓
SONIC		✓	✓
TEXAS		✓	✓
Wendy's			✓
Yum!	✓		✓

S&P Restaurant Indices Composition
Ticker Company Name Logo
S&P
500
S&P
600
S&P
1,500
BJRI BJ’s Restaurants
BH Biglari Holdings
BOBE Bob Evans Farms
BWLD Buffalo Wild Wings
CAKE The Cheesecake Factory
CBRL Cracker Barrel Old Country Store
CEC CEC Entertainment
CMG Chipotle Mexican Grill
DIN DineEquity
DPZ Domino’s Pizza
DRI Darden Restaurants
EAT Brinker International
Ticker Company Name Logo
S&P

S&P

S&P
1,500
JACK Jack in the Box
MCD McDonald’s
PNRA Panera Bread Company
PZZA Papa John’s International
RRGB Red Robin Gourmet Burgers
RT Ruby Tuesday
RUTH Ruth’s Hospitality Group
SBUX Starbucks
SONC Sonic
TXRH Texas Roadhouse
WEN The Wendy’s Company
YUM Yum! Brands
Source:  Standard & Poor‘s
Respective S&P Restaurant Index Constituents

Cracker Barrel Old Country Store, Inc. (the “Company”) used the following addendum to its investor presentation in meetings with investors beginning on April 4, 2014. This addendum was also posted to the “Proxy Contest” section of the Company’s Investor Relations website, investor.crakerbarrel.com.

Addendum To Spring 2014 Investor Presentation

Cracker Barrel Comparable
Restaurant Traffic
(3.8)% 1.1% 0.6% 1.4% 0.8% 0.2% 0.7% 0.6% (0.1)% (2.9)%
Knapp-Track™
Casual Dining
Index Guest Traffic
(0.8)% (0.2)% (1.7)% (2.0)% (2.4)% (2.5)% (1.2)% (3.2)% (3.0)% (4.3)%
Cracker Barrel Relative to Knapp-Track Traffic
Outperformed Knapp-Track
TM
Guest Traffic For The Last Nine Quarters
TM
(3.0)%
1.3%
2.3%
3.4%
3.2%
2.7%
1.9%
3.8%
2.9%
1.4%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2012
2013
2014
TM
Source:  Public filings and Knapp-Track™
Note: Knapp-Track™
Casual Dining Index Weekly Guest Traffic figures are an approximation based on respective weekly averages.  Quarters relate to Cracker Barrel’s fiscal year.

3.6% CAGR
$ 2,434,435
$ 2,529,136
$ 2,644,630
$ 2,662,140
FY2011
FY2012
FY2013
LTM

6.2% CAGR
$ 270,883
$ 293,989
$ 315,627
$ 315,029
11.1 %
11.6 %
11.9 %
11.8 %
FY2011
FY2012
FY2013
LTM

8.2% CAGR
$ 168,523
$ 188,115
$ 207,158
$ 205,162
6.9 %
7.4 %
7.8 %
7.7 %
FY2011
FY2012
FY2013
LTM

14.2% CAGR
$ 89,979
$ 101,637
$ 119,052
$ 125,305
FY2011
FY2012
FY2013
LTM

25

YOY Growth 3.9% 4.6% 0.7 % Margin Improvement 50bps 31bps (10)bps
Store Operating Performance – Key Metrics
Source: Public filings
Margin Improvement 52bps 40bps (13)bps
EPS $ 3.81 $ 4.34 $ 4.97 $ 5.22
EPS
Growth
5.2% 13.9% 14.5% 5.0%
($ in thousands)
Revenue Adj. EBITDAR
Adj. Operating Income Adj. Net Income

Revenue CAGR Since Strategic Priorities
Operating Profit CAGR Since Strategic Priorities
Operating Profit Margin
Store Operating Performance – Benchmarking
Source: Public filings
Note:  Revenue and Operating Profit CAGR reflects compounded annual growth rate over the last 10 quarters. Operating Profit  margin reflects respective LTM periods. Strategic Priorities announced in Sep-2011.
7.7%
10.3%
9.2%
8.6% 8.4%
5.9%
3.4%
(5.2)%
(6.4)%
Median: 7.2%
8.2%
11.5%
10.2% 9.9%
(6.5)%
(12.5)%
(14.3)%
NM
NM
Median: 1.7%
3.6%
12.8%
5.6%
4.4%
3.6%
1.4%
(1.3)%
(2.4)%
(6.5)%
Median: 2.5%

(39)%
(38)%
(26)%
(56)%
(37)%

+14%
+6%
+8%
(5)%
(0)%

27

Cracker Barrel Earnings Per Store vs. Steak ‘n Shake
Steak ‘n Shake Earnings per Store
Cracker Barrel Earnings per Store
Source:  Public filings
Note: Time frames referenced relate to ending month of respective quarter.  Quarters represent latest reported quarters per respective company.  Metrics used to show approximate trend in Earnings per
Store for both businesses, metrics do not use identical methodology due to lack of publicly disclosed information.
(1)  Earnings per Store as measured by Steak ‘n Shake’s earnings before income taxes and noncontrolling interests as reported by BH over period average store count.  Quarters relate to BH fiscal year.
(2)  Earnings per Store as measured by Cracker Barrel’s adjusted operating income as reported by CBRL over period average store count. Quarters relate to CBRL fiscal year.
“We believe
operating
income per
store … is
the metric
that more
accurately
reflects the
Company’s
underlying
performance
and long-
term
financial
health.”
Biglari
Capital Corp.
(8-Oct-2013)
($ in thousands)
$83,338
$94,961
$66,778
$71,073
$81,665
$88,037
$79,638
$75,358
$94,961 $94,531
FY 2012
(Jan 2012)
FY 2013
(Feb 2013)
FY 2012
(Apr 2012)
FY 2013
(May 2013)
FY 2012
(Aug 2012)
FY 2013
(Aug 2013)
FY 2013
(Nov 2012)
FY 2014
(Nov 2013)
FY 2013
(Feb 2013)
FY 2014
(Jan 2014)
Q2 Q3 Q4
Q1 Q2
$27,855
$17,038
$26,565
$16,557
$18,237
$13,526
$19,909
$8,859
$17,038
$10,716
FY 2012
(Dec 2011)
FY 2013
(Dec 2012)
FY 2012
(Apr 2012)
FY 2013
(Apr 2013)
FY 2012
(Jul 2012)
FY 2013
(Jul 2013)
FY 2012
(Sep 2012)
FY 2013
(Sep 2013)
FY 2013
(Dec 2012)
FY 2014
(Dec 2013)
Q1 Q2 Q3
Q4
Q1
1
2

Important Additional Information
Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the special meeting of Cracker Barrel's shareholders to be held on April 23, 2014. On
March 21  , 2014, Cracker Barrel filed a definitive proxy statement (the “Proxy Statement”) with the
U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY
ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY
CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY
WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.
Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy
Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.
st